UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
September 14, 2006

AMKOR TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-29472	23-1722724

(State or Other Jurisdiction of Incorporation)	(Commission File Number) Identification No.)	(IRS Employer
1900 SOUTH PRICE ROAD
CHANDLER, AZ 85248
(Address of Principal Executive Offices, including Zip Code)
(480) 821-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosures.
     Amkor Commences Consent Solicitation
          On September 14, 2006, Amkor Technology, Inc. (the “Company”) announced that it is soliciting consents from the holders of its following series of notes: (i) $400.0 million aggregate outstanding principal amount of 9.25% Senior Notes due 2016 (CUSIP No. 031652AW0), (ii) $250.0 million aggregate outstanding principal amount of 7 1/8% Senior Notes due 2011 (CUSIP No. 031652AT7), (iii) $425.0 million aggregate outstanding principal amount of 7.75% Senior Notes due 2013 (CUSIP No. 031652AQ3), (iv) approximately $88.2 million aggregate outstanding principal amount of 9.25% Senior Notes due 2008 (CUSIP No. 031652AM2), (v) approximately $21.9 million aggregate outstanding principal amount of 10.5% Senior Subordinated Notes due 2009 (CUSIP No. 031652AE0), (vi) approximately $142.4 million aggregate outstanding principal amount of 5% Convertible Subordinated Notes due 2007 (CUSIP No. 031652AH3), and (vii) $190.0 million aggregate outstanding principal amount of 2.50% Convertible Senior Subordinated Notes due 2011 (CUSIP No. 031652AX8).
          In each case, the Company is seeking consents for a waiver of certain defaults and events of default, and the consequences thereof, that may have occurred or may occur under the indenture governing each series of notes (the “Indentures”) from the failure by the Company to file with the Securities and Exchange Commission and deliver to the trustee and the holders of such series of notes any reports or other information, including its quarterly report on Form 10-Q for the quarter ended June 30, 2006, and the waiver of the application of certain provisions of the Indentures. The consent solicitation statements delivered to the applicable holders of each series of the notes and the related forms of letters of consent are furnished hereto as exhibits.
     Update Regarding SEC Investigation
          As previously disclosed, the Company is the subject of an SEC investigation concerning matters unrelated to its historical stock option practices. In July 2006, the Board of Directors established a special committee to review the Company’s historical stock option practices and informed the SEC of these efforts. The SEC has recently informed the Company that it is expanding the scope of its investigation and has requested that the Company provide documentation related to the Company’s historical stock option practices. The Company intends to continue to cooperate with the SEC.
Item 9.01 Financial Statements and Exhibits.
The following exhibits are furnished herewith:
99.1	Press release dated September 14, 2006 regarding the Company’s Consent Solicitation

99.2	Consent Solicitation Statement dated September 14, 2006 related to the Company’s 9.25% Senior Notes due 2016, 7 1/8% Senior Notes due 2011, 7.75% Senior Notes due 2013, 9.25% Senior Notes due 2008 and 10.5% Senior Subordinated Notes due 2009

99.3	Form of Letter of Consent dated September 14, 2006 related to the Company’s 9.25% Senior Notes due 2016, 7 1/8% Senior Notes due 2011, 7.75% Senior Notes due 2013, 9.25% Senior Notes due 2008 and 10.5% Senior Subordinated Notes due 2009

99.4	Consent Solicitation Statement dated September 14, 2006 related to the Company’s 5% Convertible Subordinated Notes due 2007 and 2.50% Convertible Senior Subordinated Notes due 2011

99.5	Form of Letter of Consent dated September 14, 2006 related to the Company’s 5% Convertible Subordinated Notes due 2007 and 2.50% Convertible Senior Subordinated Notes due 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2006	Amkor Technology, Inc.
/s/ Kenneth T. Joyce
Kenneth T. Joyce
Executive Vice President and Chief Financial Officer

Index to Exhibit

99.1	Press release dated September 14, 2006 regarding the Company’s Consent Solicitation

99.2	Consent Solicitation Statement dated September 14, 2006 related to the Company’s 9.25% Senior Notes due 2016, 7?% Senior Notes due 2011, 7.75% Senior Notes due 2013, 9.25% Senior Notes due 2008 and 10.5% Senior Subordinated Notes due 2009

99.3	Form of Letter of Consent dated September 14, 2006 related to the Company’s 9.25% Senior Notes due 2016, 7?% Senior Notes due 2011, 7.75% Senior Notes due 2013, 9.25% Senior Notes due 2008 and 10.5% Senior Subordinated Notes due 2009

99.4	Consent Solicitation Statement dated September 14, 2006 related to the Company’s 5% Convertible Subordinated Notes due 2007 and 2.50% Convertible Senior Subordinated Notes due 2011

99.5	Form of Letter of Consent dated September 14, 2006 related to the Company’s 5% Convertible Subordinated Notes due 2007 and 2.50% Convertible Senior Subordinated Notes due 2011